EQ ADVISORS TRUSTSM – AXA/FRANKLIN TEMPLETON ALLOCATION MANAGED VOLATILITY PORTFOLIO

SUPPLEMENT DATED AUGUST 15, 2014 TO THE PROSPECTUS DATED MAY 1, 2014

This Supplement updates certain information contained in the Prospectus dated May 1, 2014 of EQ Advisors Trust (“Trust”) regarding the AXA/Franklin Templeton Allocation Managed Volatility Portfolio (“Portfolio”). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain an additional copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding changes to the fees payable by the Portfolio for administration services.

Effective September 1, 2014, the last paragraph in the section of the Prospectus entitled “Management of the Trust – Management Fees” is deleted in its entirety and replaced with the following information:

FMG LLC also currently serves as the Administrator of the Trust. The administrative services provided to the Trust by FMG LLC include, among others, coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program. For administrative services, in addition to the management fee, the Portfolio pays FMG LLC its proportionate share of an asset-based administration fee, subject to a minimum annual fee of $32,500. For purposes of calculating the asset-based administration fee, the assets of the Portfolio are aggregated with those of the Trust’s Strategic Allocation Portfolios and AXA All Asset Allocation Series Portfolios, which are offered in another prospectus (together with the Portfolio, the “Fund-of-Funds Portfolios”). The asset-based administration fee is equal to an annual rate of 0.15% of the first $20 billion of the aggregate average daily net assets of the Fund-of-Funds Portfolios; 0.125% of the next $5 billion; and 0.10% thereafter. As noted in the prospectus for each Underlying Portfolio, FMG LLC and, in certain cases, its affiliates may serve as investment manager, investment adviser and/or administrator for the Underlying Portfolios and earn fees for providing services in these capacities, which are in addition to the fees directly associated with the Portfolio. In this connection, the Manager’s selection of Underlying Portfolios may have a positive or negative effect on its revenues and/or profits.